 EXHIBIT 10.1

CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement (the “Agreement”) is made as of April 11 2022, by and between Ainos, Inc., a Texas corporation (the “Company”), and ASE TEST, INC. (the “Purchaser”).

1.	Purchase and Sale; Closing.

1.1

Purchase of Note. Subject to the terms and conditions of this Agreement, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, a Convertible Promissory Note (the “Note”) in substantially the form attached hereto as Exhibit A in the principal amount set forth on the signature page hereto. The Note will be convertible into equity securities of the Company upon the terms and conditions contained in the form of Note attached hereto as Exhibit A. Securities of equity securities of the Company issued upon conversion of the Note are referred to herein as the “Underlying Securities.” The Note and the Underlying Securities are sometimes collectively referred to herein as the “Securities.”

1.2

Closing. The closing of the sale and issuance of the Note shall be held at such time and place upon which the Company and the Purchaser shall agree (hereinafter referred to as the “Closing”). The date of the Closing is referred to herein as the “Closing Date.”

2.	Representations and Warranties of the Company.

The Company represents and warrants to the Purchaser as follows:

	2.1	Organization and Standing. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of Texas and is in good standing under such laws.

2.2

Corporate Power. The Company will have at the Closing all requisite legal and corporate power and authority to execute and deliver this Agreement, to sell and issue the Securities and to carry out and perform its obligations under the terms of this Agreement.

2.3

Authorization. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Securities and the performance of all of the Company’s obligations hereunder and thereunder has been taken or will be taken prior to the Closing. This Agreement, and the Note when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Underlying Securities, when issued in compliance with the provisions of the Note, will be validly issued, fully paid and non-assessable, and will be free of any liens or encumbrances, assuming that the Purchaser takes the Underlying Securities with no notice thereof, other than any liens or encumbrances created by or imposed upon the Purchaser; provided, however, that the Underlying Securities will be subject to restrictions on transfer under state and/or federal securities laws.

2.4

No Finder’s Fees. No person is entitled, directly or indirectly, to compensation from the Company by reason of any contract or understanding or contact with the Company as a finder or broker in connection with this sale and purchase of the Securities contemplated by this Agreement. The Company agrees to indemnify and hold the Purchaser harmless against and respect of any claim of brokerage or other commissions or similar fees relative to this Agreement or the transactions contemplated hereby which arises as a result of a contract or understanding made by the Company with any such broker or finder in connection with this sale and purchase of the Securities contemplated by this Agreement.

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3.	Representations and Warranties of Purchaser.

The Purchaser hereby represents and warrants to the Company with respect to its purchase of the Securities and Warrant as follows:

3.1

Investment. The Purchaser understands that the investment in the Securities is a speculative investment and represents that it is aware of the business affairs and financial condition of the Company and has acquired sufficient information about the Company to r an informed and knowledgeable decision to acquire the Securities, and that it is purchasing the Securities for investment for its own account only and not with a view to, or for resale in connection with, any “distribution” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) or applicable state securities laws. The Purchaser further represents that it understands that the Securities have not been registered under the Securities Act or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of the Purchaser’s investment intent as expressed herein. The Purchaser acknowledges and understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws or unless exemptions from such registration and qualification requirements are available and that the Company is under no obligation to register or qualify the Securities.

3.2

Access to Data. The Purchaser acknowledges that it has received and reviewed this Agreement and exhibits hereto. The Purchaser has had an opportunity to discuss the Company’s business, management and financial affairs with its officers and directors. The Purchaser understands that such discussions as well as any written information issued by the Company were intended to describe the aspects of the Company’s business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description.

3.3

Risk Factors. The Purchaser acknowledges that it has reviewed and understands the risk factors relating to Company and the Company’s stock, including but not limited to, its review of the Company’s Form 10-K and other Company documents and filings with the Securities and Exchange Commission (the “SEC”). Such documents are available on the SEC website at WWW.SEC.GOV.

3.4

No Finder’s Fees. No person is entitled, directly or indirectly, to compensation from the Purchaser by reason of any contract or understanding or contact with the Purchaser as a finder or broker in connection with the sale and purchase of the Securities contemplated by this Agreement. Purchaser agrees to indemnify and hold the Company harmless against and in respect of any claim for brokerage or other commissions or similar fees relative to this Agreement or the transactions contemplated hereby which arises as a result of a contract or understanding made by the Purchaser with any such broker or finder in connection with the sale and purchase of the Securities contemplated by this Agreement.

	3.5	Legends. The Purchaser understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

		(a)	“THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY OTHER SECURITIES LAWS. THIS NOTE AND THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. HOLDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.”

		(b)	Any legend required by the SEC or blue sky laws of any state to the extent such laws are applicable to the Securities represented by the certificate so legended.

3.6

Lack of Liquidity. Purchaser acknowledges that the purchase of the Securities involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Securities, including the total loss of its investment. Purchaser has no present need for liquidity in connection with its purchase of the Securities.

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3.7

Applicable Exemptions from Registration. Purchaser understands that the Securities are being offered and sold to it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S (and potentially other exemptions under Rule 144 and Regulation D), promulgated under the Securities Act of 1933, as amended (“Securities Act”) and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Securities. In this regard, Purchaser represents, warrants and agrees that:

	3.7.1	No Public Solicitation. Neither the Company nor Purchaser has engaged in any ‘Directed Selling Efforts in the U.S.’ as defined in Regulation S promulgated by the Securities and Exchange Commission (“SEC”) under U.S. securities laws.

	3.7.2	Purchaser is not a U.S. Person (as defined below). A U.S. Person means any one of the following: (a) any U.S. Citizen; (b) any natural person resident in the United States of America; (c) any partnership or corporation organized or incorporated under the laws of the United States of America; (d) any estate of which any executor or administrator is a U.S. person; (e) any trust of which any trustee is a U.S. person; (f) any agency or branch of a foreign entity located in the United States of America; (g) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person; (h) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and (i) any partnership or corporation if: (1) organized or incorporated under the laws of any foreign jurisdiction; and (2) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

	3.7.3	At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, Purchaser was outside of the United States.

	3.7.4	Purchaser will not, during the period commencing on the date of issuance of the Securities and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (“Restricted Period”), offer, sell, pledge or otherwise transfer the Securities in the United States, or to a U.S. Person for the account or benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S or under an available registration exemption.

	3.7.5	Purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Securities only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

	3.7.6	Purchaser has not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Securities, including without limitation, any put, call or other option transaction, option writing or equity swap.

	3.7.7	Neither Purchaser nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to U.S. Citizens with respect to the Securities and Purchaser and any person acting on its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

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		3.7.8	The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

		3.7.9	Neither Purchaser nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Securities. Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only incompliance with any local applicable securities laws.

4.

Condition to Purchaser’s Obligations at Closing. The Purchaser’s obligation to purchase the Securities at the Closing is subject to the fulfillment on or prior to the Closing Date of the following condition:

4.1

Representations and Warranties Correct. The representations and warranties made by the Company in Section 2 hereof shall be true and correct when made and shall be true and correct on the Closing Date.

5.	Conditions to the Company’s Obligations at Closing.

The Company’s obligation to sell and issue the Note at the Closing is subject to the fulfillment of the following conditions:

5.1

Representations and Warranties Correct. The representations and warranties made by the Purchaser in Section 3 hereof shall be true and correct when made and shall be true and correct on the Closing Date.

5.2

Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

	5.3	Board Approval. The Company’s Board of Directors shall have authorized the sale and issuance of the Securities.

6.	Miscellaneous.

6.1

Governing Law; Venue. This Agreement, the Securities shall in all respects be governed by and construed and enforced in accordance with the laws of the State of Texas, without regard to the conflicts of law provisions of the Texas or of any other state. The parties expressly stipulate that any litigation under this Agreement shall be brought in the state courts of the State of Texas (or in the event of exclusive federal jurisdiction, the courts of the Northern District of Texas located in Dallas County). The parties agree to submit to the exclusive jurisdiction and venue of those courts.

6.2

Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the rights of the Purchaser to purchase the Note shall not be assignable without the consent of the Company and provided further that the Company may not assign its rights hereunder.

6.3

Entire Agreement; Amendment. This Agreement, the Note and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

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6.4

Notices, etc. All notices and other communications under this Agreement shall be in writing and shall be delivered in person, via facsimile machine, sent by documented overnight delivery service, or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed (a) if to the Purchaser at the address listed in the signature page of this Agreement, or (b) if to the Company, to the attention of its Principal Executive Officer at its principal offices at 28880 Rio San Diego Drive, Ste. 800. San Diego, CA 92108. Unless otherwise specified in this Agreement, all such notices and other written communications shall be effective (and considered delivered and received for the purposes of this Agreement) (i) if delivered, upon delivery, (ii) if by facsimile machine during normal business hours upon transmission with confirmation of receipt by the receiving party’s facsimile terminal and if not sent during normal business hours, then on the next day, (iii) if sent by documented overnight delivery service, on the date following the date on which such notice is delivered to such overnight delivery service for mailing, or (iv) if mailed via first-class regular mail, three (3) day after depositing in the U.S. Mail.

6.5

Expenses; Attorneys Fees. of the Company and the Purchaser shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby. Notwithstanding the foregoing, if any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the Securities, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

6.6

Counterparts. This Agreement may be executed in any number of counterparts, of which shall be enforceable against the party or parties actually executing such counterparts, and all of which together shall constitute one instrument.

6.7	Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

THIS SPACE LEFT INTENTIONALLY BLANK. SIGNATURE PAGE FOLLOWS

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The foregoing Agreement is hereby executed as of the date first above written.

COMPANY:
Ainos, Inc., a Texas corporation

Name:	Chun-Hsien Tsai
Title:	Chief Executive Officer

PURCHASER:
ASE TEST, INC.

Name:	Chien Sheng Jason Chang
Title:	Chairman

Principal Amount: US$ 500,000

[Signature Page to Convertible Note Purchase Agreement]

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